UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

INNO HOLDINGS INC.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

INNO HOLDINGS INC.

RM1, 5/F, No. 43 Hung To Road

Kwun Tong, Kowloon, Hong Kong 999077

www.innoholdings.com

__________, 2025

Dear Fellow Stockholders:

On behalf of your Board of Directors, we cordially invite you to attend the 2025 Special Meeting of Stockholders of Inno Holdings Inc. (the “Special Meeting”). The Special Meeting will be held on August 11, 2025, at [*] a.m. Eastern Time, in a virtual meeting format only and conducted via live webcast at [*] to enable our stockholders to participate from locations around the world. Stockholders will NOT be able to attend the Special Meeting in person. The Special Meeting will be accessible online only, and stockholders must register at [*] in order to vote their shares electronically and submit any questions during the Special Meeting. Please see “Attending the Virtual Special Meeting” in the proxy statement (“Proxy Statement”) accompanying this letter for information on how to obtain the proxy materials, attend, ask questions at the Special Meeting and vote at the Special Meeting.

We are using the “Full Set Delivery” method of providing proxy materials to all stockholders of record. Because we have elected to utilize the “Full Set Delivery” option, we are delivering to all stockholders of record paper copies of the Proxy Statement and form of proxy, as well as providing access to the proxy materials on a publicly accessible website. We began distributing this Proxy Statement, the Notice and proxy card on or about [*], 2025. The Proxy Statement, and the Notice are also available at [*].

Only stockholders of record at the close of business on July 22, 2025 are entitled to notice of, and to vote at, the Special Meeting.

Your vote is important. Regardless of whether you plan to attend the Special Meeting, we hope that you will vote as soon as possible. You may vote online, or by emailing, faxing, or mailing a proxy card. Please review the instructions on the proxy card or voting instruction form regarding each of these voting options. Voting will ensure your representation at the Special Meeting regardless of whether you attend the Special Meeting.

Thank you for your on-going support of Inno Holdings Inc.

Sincerely,

Ding Wei
Chief Executive Officer

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INNO HOLDINGS INC.

RM1, 5/F, No. 43 Hung To Road

Kwun Tong, Kowloon, Hong Kong 999077

www.innoholdings.com

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held Virtually at [*] a.m. (Eastern Time) on August 11, 2025

Notice is hereby given that the 2025 Special Meeting of Stockholders (the “Special Meeting”) of Inno Holdings Inc., a Texas corporation (“Company,” “we,” “us” and “our”), will be held on August 11, 2025 at [*] a.m. (Eastern Time) via a live webcast at [*]. You will be able to virtually attend the Special Meeting and ask questions during the Special Meeting. We are holding the Special Meeting for the following purposes, which are more fully described in the accompanying proxy statement:

(1)	to approve an amendment to our certificate of incorporation, as amended (“Certificate of Formation”), to effect a reverse stock split of our common stock at a reverse stock split ratio ranging from 1:5 to 1:25 inclusive, as determined by our Board of Directors in its sole discretion (the “Certificate of Formation Amendment Proposal”);

(2)	to approve the potential issuance of shares of the Company’s common stock under the Standby Equity Purchase Agreement effective as of July 4, 2025 (the “Share Issuance Proposal”);

(3)	to approve adjourning the Special Meeting, if necessary, to solicit additional proxies in the event there are not sufficient votes in favor of the Certificate of Formation Amendment Proposal and the Share Issuance Proposal at the time of the Special Meeting (the “Adjournment Proposal”); and

(4)	to transact such other business as may properly come before the meeting.

These items of business are more fully described in the proxy statement (“Proxy Statement”) accompanying this Notice of Special Meeting of Stockholders (the “Notice”). We are not aware of any other business to come before the Special Meeting.

After careful consideration, the Board has determined that each proposal listed above is in the best interests of the Company and its stockholders and has approved each proposal. The Board recommends a vote “FOR” the Certificate of Formation Amendment Proposal (Proposal 1), “FOR” the Share Issuance Proposal (Proposal 2), and “FOR” the approval of the Adjournment Proposal (Proposal 3).

All stockholders are invited to attend the Special Meeting virtually and no stockholder will be able to attend the Special Meeting in person. The Special Meeting will be accessible via live webcast at [*] in accordance with the instructions contained in the Proxy Statement. Please see “Questions and Answers About the Meeting and Voting—How Do I Vote At The Special Meeting?” in the Proxy Statement accompanying this Notice for information on how to attend, ask questions during the Special Meeting and vote at the Special Meeting.

WHO CAN VOTE?

You can vote at the Special Meeting if you were a stockholder of record as of the close of business on July 22, 2025 (the “Record Date”). Only stockholders of record on the Record Date are entitled to receive this Notice and to vote at the Special Meeting or at any postponement(s) or, continuations(s) or adjournment(s) of the Special Meeting.

REVIEW THE PROXY MATERIALS ON OUR WEBSITE

You may also read this Notice and Proxy Statement at [*] and on our website at www.innoholdings.com.

AVAILABLE DATE

We are using the “Full Set Delivery” method of providing proxy materials to all stockholders of record. Because we have elected to utilize the “Full Set Delivery” option, we are delivering to all stockholders of record paper copies of the Proxy Statement, this Notice and form of proxy, as well as providing access to the proxy materials on a publicly accessible website. This Notice, the Proxy Statement and the form of proxy are first being made available to stockholders on or about [*], 2025 at [*].

YOUR VOTE IS IMPORTANT. YOU MAY VOTE ONLINE, E-MAIL OR FAX OR BY MAILING BACK A PROXY CARD. PLEASE REVIEW THE INSTRUCTIONS IN THE PROXY STATEMENT OR ON THE PROXY CARD OR VOTING INSTRUCTION FORM REGARDING EACH OF THESE VOTING OPTIONS.

We hope you are able to attend the Special Meeting virtually via live webcast by registering in advance at [*]. Whether or not you attend, it is important that your stock be represented and voted at the meeting. I urge you to please complete, date and return the proxy card in the enclosed envelope, vote your shares electronically or vote by e-mail or fax using the information provided in the attached Proxy Statement prior to the Special Meeting date. The vote of each stockholder is very important. You may revoke your written proxy at any time before it is voted at the Special Meeting by giving written notice to the Company’s Chief Financial Officer, by submitting a properly executed paper proxy bearing a later date or by attending the Special Meeting virtually and voting online during the meeting. Stockholders may also revoke their proxies by entering a new vote during the live webcast or by e-mail or fax.

By Order of the Board of Directors,

Ding Wei
Director and Chief Executive Officer
__________, 2025

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TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING	6

PROPOSAL 1: APPROVAL OF AMENDMENT OF CERTIFICATE OF FORMATION TO EFFECT A REVERSE STOCK SPLIT AT A SPLIT RATIO OF 1:5 TO 1:25, INCLUSIVE, AS DETERMINED BY THE BOARD OF DIRECTORS IN ITS SOLE DISCRETION	10

PROPOSAL 2: APPROVAL OF POTENTIAL ISSUANCE OF SHARES OF THE COMPANY’S COMMON STOCK UNDER THE STANDBY EQUITY PURCHASE AGREEMENT EFFECTIVE AS OF JULY 4, 2025	15

PROPOSAL 3: APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IN THE EVENT THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF THE CERTIFICATE OF FORMATION AMENDMENT PROPOSAL AND THE SHARE ISSUANCE PROPOSAL AT THE TIME OF THE SPECIAL MEEETING	17

ADDITIONAL INFORMATION	17

Important Notice Regarding the Availability of Proxy Materials for the 2025 Special Meeting of Shareholders to Be Held on Monday, August 11, 2025: Pursuant to the rules of the SEC, with respect to the Special Meeting, we have elected to utilize the “Full Set Delivery” option of providing paper copies of our proxy materials by mail.

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INNO HOLDINGS INC.

RM1, 5/F, No. 43 Hung To Road

Kwun Tong, Kowloon, Hong Kong 999077

PROXY STATEMENT

For Special Meeting of Stockholders to Be Held on August 11, 2025

The Board of Directors (the “Board”) of Inno Holdings Inc., a Texas corporation (“Company,” “we,” “us” or “our”), solicits the enclosed proxy for use at the 2025 Special Meeting of Stockholders of the Company (“Special Meeting”) to be held on August 11, 2025, only via live webcast at [*] by following the instructions set forth here at “Questions and Answers About the Meeting And Voting—How Do I Vote at the Special Meeting?” This proxy statement (“Proxy Statement”) and the accompanying Notice of Special Meeting of Stockholders (the “Notice”) and form of proxy are first being made available to stockholders on or about [*], 2025.

We are using the “Full Set Delivery” method of providing proxy materials to all stockholders of record. Because we have elected to utilize the “Full Set Delivery” option, we are delivering to all stockholders of record paper copies of the Proxy Statement and form of proxy, as well as providing access to the proxy materials on a publicly accessible website. We began distributing this Proxy Statement, the Notice and proxy card on or about [*], 2025. The Proxy Statement, and the Notice are also available at [*] and on our website at www.innoholdings.com.

The executive offices of the Company are located at, and the mailing address of the Company is RM1, 5/F, No. 43 Hung To Road, Kwun Tong, Kowloon, Hong Kong 999077.

This Proxy Statement contains information about the matters to be voted on at the Special Meeting and the voting process.

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QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

Q: What is a proxy?

A: A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” By using the methods discussed below, you will be appointing Ding Wei, the Chief Executive Officer and a director of the Company, and Mengshu Shao, the Chief Financial Officer of the Company and a director of the Company, as your proxy. The proxy agent will vote on your behalf, and will have the authority to appoint a substitute to act as proxy. If you are unable to attend the Special Meeting, please vote by proxy so that your shares may be voted.

Q: What is a proxy statement?

A: A proxy statement is a document that regulations of the SEC require that we give to you when we ask you to sign a proxy card to vote your stock at the Special Meeting.

Q: What is the purpose of the Special Meeting?

A: At our Special Meeting, stockholders will vote on: (i) to approve an amendment to our certificate of formation, as amended (“Certificate of Formation”), to effect a reverse stock split of our common stock at a reverse stock split ratio ranging from 1:5 to 1:25 inclusive, as determined by our Board in its sole discretion (the “Certificate of Formation Amendment Proposal”); (ii) to approve the potential issuance of shares of the Company’s common stock under the Standby Equity Purchase Agreement effective as of July 4, 2025 (the “Share Issuance Proposal”); (iii) to approve adjourning the Special Meeting, if necessary, to solicit additional proxies in the event there are not sufficient votes in favor of the Certificate of Formation Amendment Proposal and the Share Issuance Proposal at the time of the Special Meeting (the “Adjournment Proposal”); and (iv) such other matters as may come before the meeting. We are not currently aware of any such matters.

Q: Why am I receiving these materials?

A: The Board has made these materials available to you over the internet at [*] and on our website at www.innoholdings.com or has delivered printed versions of these materials to you by mail, in connection with the Board’s solicitation of proxies for use at the Special Meeting. The Special Meeting is scheduled to be held on August 11, 2025, at [*] a.m. Eastern Time, via live webcast at [*]. This solicitation by the Board is for proxies for use at the Special Meeting.

Q: Who may attend the Special Meeting?

A: The Special Meeting is open to all stockholders of record as of close of business on July 22, 2025 (the “Record Date”), or their duly appointed proxies.

Q: What will I need in order to attend the Special Meeting Online?

A: You may attend the Special Meeting via live webcast at [*], vote your shares and, after the meeting adjourns, ask a question during the Special Meeting. You may attend the Special Meeting by registering at [*]. A Zoom account is required to register. Further instructions on how to vote are set forth below in the question “How do I vote at the Special Meeting?” If you do not comply with the procedures outlined in this Proxy Statement, you will not be admitted to the virtual Special Meeting. Online access will begin at [*] a.m. Eastern Time on August 11, 2025, and we encourage you to access the meeting prior to the start time. The meeting webcast will begin promptly at [*] a.m. Eastern Time on August 11, 2025.

Q: May stockholders ask questions?

A: Yes. Representatives of the Company will answer stockholders’ questions of general interest after the adjournment of the Special Meeting. Depending upon the number of persons asking questions, the Chairman of the meeting may limit the number of questions one person may ask in order to give a greater number of stockholders an opportunity to ask questions. If you choose to attend the meeting via live webcast, you may request to ask a question during the Special Meeting by utilizing the “Q&A” button during the Special Meeting. Questions will be answered as time allows.

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Q: Who may vote?

A: You may vote if you owned our common stock as of the close of business on July 22, 2025. Each share of our common stock is entitled to one vote. As of the Record Date, the Company had [*] shares of common stock outstanding. As of the date of this filing, the Company had 7,748,482 shares of common stock outstanding.

Q: What am I voting on?

A: You will be voting on the following items of business at the Special Meeting:

●	Approval of an amendment to our Certificate of Formation to effect a reverse stock split of our common stock at a reverse stock split ratio ranging from 1:5 to 1:25 inclusive, as determined by our Board in its sole discretion;

●	approval of the potential issuance of shares of the Company’s common stock under the Standby Equity Purchase Agreement effective as of July 4, 2025;

●	to approve adjourning the Special Meeting, if necessary, to solicit additional proxies in the event there are not sufficient votes in favor of the Certificate of Formation Amendment Proposal and the Share Issuance Proposal at the time of the Special Meeting; and

●	any other business that properly comes before the meeting.

Q: How does the Board recommend that I vote?

A: Our Board recommends that you vote your shares:

●	“FOR” the approval of an amendment to our Certificate of Formation;

●	“FOR” the approval of the Share Issuance Proposal;

●	“FOR” the approval of the Adjournment Proposal; and

●	to provide authority for the persons named as proxies to vote on other matters that may come before the Special Meeting in their discretion. The Board has made no recommendation as to how the proxies will vote with respect to other matters that may come before the meeting. Such proxies will vote on any other matter in their sole discretion.

Q: How do I vote at the Special Meeting?

A: If you received a paper proxy card, you may vote by mail by returning the proxy card to the address on the enclosed envelope.

Record holders may cast their vote on VStock Transfer, LLC’s (“VStock”) online portal during the meeting by entering the Control Number, which is included on your proxy card, at the link available in the “Resources” button during the Special Meeting.

If available, you may vote by e-mail or fax by following the instructions provided on the proxy card.

If your shares are not held in your name and instead are held in an account at a brokerage firm, bank, dealer or other similar organization, you are the beneficial owner of shares held in street name and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Special Meeting by registering at [*]. Since you are not the stockholder of record for any shares held in street name, you may not vote your shares at the meeting unless you request and obtain a valid legal proxy from your broker or other agent and provide that in addition to a completed voting form indicating your vote to vote@vstocktransfer.com prior to the Special Meeting.

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If you encounter technical difficulties:

We will have technicians ready to assist you with any technical difficulties you may have in accessing the Special Meeting live webcast. Please be sure to check in by [*] a.m. Eastern time, on August 11, 2025, the day of the Special Meeting, so that we may address any technical difficulties before the Special Meeting live webcast begins. If you encounter any difficulties accessing the Special Meeting live webcast during the check-in or meeting time, please e-mail proxy@vstocktransfer.com or call Zoom support at (888) 799-9666.

The Company urges you to vote before August 10, 2025 to ensure that your vote is timely received and counted.

Q: Can I change my mind after I vote?

A: You may change your vote at any time before the polls close at the Special Meeting. You may do this by:

●	signing another proxy card with a later date and returning it to us prior to the Special Meeting; or

●	voting again during the virtual Special Meeting or e-mail or fax prior to the Special Meeting.

Your attendance at the Special Meeting will not have the effect of revoking a proxy unless you take any of the actions noted above.

Q: Who will count the votes?

A: The Company’s transfer agent, VStock will utilize its voting system to collect and process votes for beneficial holder and will coordinate with Broadridge Financial Solutions, Inc. to gather information with regard to votes submitted by brokers and tabulate the final voting count. A representative of VStock an independent inspector who is not affiliated with the Company or any director, director nominee or officer of the Company, will count the votes and will serve as the inspector of election.

Q: What if I return my proxy card but do not provide voting instructions?

A: If you vote by proxy card, your shares will be voted as you instruct by the individuals named as proxies on the proxy card. If you sign and return a proxy card but do not specify how your shares are to be voted, the persons named as proxies on the proxy card will vote your shares in accordance with the recommendations of the Board. These recommendations are:

●	FOR the approval of an amendment to our Certificate of Incorporation (Proposal 1);

●	FOR the approval of the potential issuance of shares of the Company’s common stock under the Standby Equity Purchase Agreement effective as of July 4, 2025 (Proposal 2);

●	FOR the approval of the adjournment of the Special Meeting, if necessary, to solicit additional proxies in the event there are not sufficient votes in favor of the Certificate of Formation Amendment Proposal and the Share Issuance Proposal at the time of the Special Meeting (Proposal 3); and

●	to provide authority for the persons named as proxies to vote on other matters that may come before the Special Meeting in their discretion. The Board has made no recommendation as to how the proxies will vote with respect to other matters that may come before the meeting.

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Q: What does it mean if I receive more than one proxy card?

A: It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is VStock, which may be reached at (212) 828-8436.

Q: Will my shares be voted if I do not provide my proxy?

A: Your shares may be voted if they are held in the name of a brokerage firm, even if you do not provide the brokerage firm with voting instructions. Brokerage firms have the authority under the rules of The Nasdaq Stock Market LLC (“Nasdaq”) to vote shares for which their customers do not provide voting instructions on certain “routine” matters. The proposals to be voted on at our Special Meeting are not considered “routine” under applicable rules. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a “broker non-vote.” Abstentions and broker non-votes will have no effect on the outcome of the vote on these proposals.

Q: How many votes must be present to hold the Special Meeting?

A: Your shares are counted as present at the Special Meeting if you attend the Special Meeting online or if you properly return a proxy by e-mail, fax or mail. In order for us to conduct our Special Meeting, at least a majority of the outstanding shares of stock, as of the Record Date, entitled to vote must be present or represented by proxy at the Special Meeting. This is referred to as a quorum. Abstentions and broker non-votes will be counted for purposes of establishing a quorum at the Special Meeting.

Q: How many votes are needed to approve the proposals?

A: The affirmative vote of a majority of the voting power of the number of shares present in person, by remote communication or presented by proxy at the Special Meeting is entitled to vote to approve each proposal. Abstentions do not represent votes cast “for” or “against” a proposal and will have no effect on the outcome of the proposals. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on these proposals.

Q: Is voting confidential?

A: We will keep all the proxies, ballots and voting tabulations private. We only let our Inspector of Election, a representative of VStock, examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make on the proxy card or that you otherwise provide.

Q: When will the Company announce the voting results?

A: The Company may announce preliminary voting results after the adjournment of the Special Meeting and will announce the final voting results of the Special Meeting on a Current Report on Form 8-K filed with the SEC within four business days after the Special Meeting.

Q: Do any directors or officers of the Company have a personal interest in the matter to be acted upon at the Special Meeting?

A: No officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in Proposal 1, Proposal 2, or Proposal 3 that is not shared by all other stockholders.

Q: What if other matters are presented for consideration at the Special Meeting?

A: The Company knows of no other matters to be submitted to the stockholders at the Special Meeting, other than those described herein. If other matters do arise, the Board has made no recommendation as to how the proxies will vote on such other matters. If any other matters properly come before the stockholders at the Special Meeting, it is the intention of the persons named on the proxy card as proxies to vote the shares represented thereby on such matters in their discretion and in accordance with their best judgment.

Q: Whom do I call if I have questions?

A: If you have any questions, need additional material, or need assistance in voting your shares, please feel free to contact Edward Li at +852-54795450.

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MATTERS REQUIRING STOCKHOLDER ACTION

PROPOSAL 1

TO APPROVE AN AMENDMENT TO OUR CERTIFICATE OF FORMATION TO EFFECT A REVERSE STOCK SPLIT OF OUR COMMON STOCK AT A REVERSE STOCK SPLIT RATIO RANGING FROM 1:5 TO 1:25, INCLUSIVE, AS DETERMINED BY THE BOARD IN ITS SOLE DISCRETION (Item 1 on the Proxy Card)

Our stockholders are being asked to approve an amendment to our Certificate of Formation to effect a reverse stock split of our common stock at a reverse stock split ratio ranging from 1:5 to 1:25, inclusive, as may be determined at the appropriate time by the Board, in its sole discretion (the “Reverse Stock Split”). This means that once approved by the stockholders, the Board will be able to decide whether and when to effect the Reverse Stock Split without further action from the stockholders.

The effectiveness of this amendment or the abandonment thereof, notwithstanding stockholder approval, will be determined by the Board, at its sole option, following the Special Meeting any time prior to the one-year anniversary of the meeting.

Reasons for a Reverse Stock Split

Maintaining our Listing on Nasdaq

The primary purpose of the Reverse Stock Split is to raise the per share trading price of our common stock in order to maintain our listing on The Nasdaq Capital Market. Delisting from Nasdaq may adversely affect our ability to raise additional financing through the public or private sale of our equity securities, may significantly affect the ability of investors to trade in our securities and may negatively affect the value and liquidity of our common stock. Delisting may also have other negative impacts, including potential loss of employee confidence, the loss of institutional investors, the loss of analyst coverage or the loss of business development opportunities.

Potentially Improving the Marketability and Liquidity of our Common Stock

The Board believes that an increased stock price may also improve the marketability and liquidity of our common stock. For example, many brokerages, institutional investors and funds have internal policies that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers by restricting or limiting the ability to purchase such stocks on margin. Additionally, investors may be dissuaded from purchasing stocks below certain prices because brokers’ commissions, as a percentage of the total transaction value, can be higher for low-priced stocks.

Decreasing the Risk of Market Manipulation of our Common Stock

The Board believes that the potential increase in stock price may reduce the risk of market manipulation of our common stock, which we believe is enhanced when our stock trades below $1.00 per share. By reducing market manipulation risk, we may also thereby potentially decrease the volatility of our stock price.

Providing us the Ability to Issue Additional Securities

A Reverse Stock Split is expected to increase the number of authorized, but unissued and unreserved, shares of our common stock. These additional shares would provide flexibility to us for raising capital; repurchasing debt; providing equity incentives to employees, officers, directors, consultants and advisors (including pursuant to our equity compensation plan); expanding our business through the acquisition of other businesses and for other purposes. However, at present, we do not have any specific plans, arrangements, understandings or commitments for the additional shares that would become available.

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Accordingly, for these and other reasons, the Board believes that a Reverse Stock Split is in the best interests of us and our stockholders. A copy of the draft of the amendment to our Certificate of Formation providing for the Reverse Stock Split is attached hereto as Annex A.

Criteria to be Used for Determining Whether to Implement a Reverse Stock Split

This proposal gives the Board the discretion to select a Reverse Stock Split ratio from within a range between and including 1:5 and 1:25 on a date selected by him based on his then-current assessment of the factors below, and in order to maximize Company and stockholder interests. In determining whether to implement the Reverse Stock Split, and which ratio to implement, if any, the Board may consider, among other factors:

●	the historical trading price and trading volume of our common stock;

●	the then-prevailing trading price and trading volume of our common stock and the expected impact of the Reverse Stock Split on the trading market in the short- and long-term;

●	the continued listing requirements for our common stock on Nasdaq or other applicable exchanges, if then applicable;

●	the number of shares of common stock outstanding;

●	which Reverse Stock Split ratio would result in the least administrative cost to us; and

●	prevailing industry, market and economic conditions.

Certain Risks and Potential Disadvantages Associated with a Reverse Stock Split

We cannot assure stockholders that the proposed Reverse Stock Split will sufficiently increase our stock price or, that our stock will trade at a price that is equal to at least $1.00 per share for a continual basis. There is no guarantee that we will continue to be compliance with Nasdaq Listing Rule 5550(a)(2). The effect of a Reverse Stock Split on our stock price cannot be predicted with any certainty, and the history of reverse stock splits for other companies in various industries is varied, particularly since some investors may view a reverse stock split negatively. It is possible that our stock price after a Reverse Stock Split will not increase in the same proportion as the reduction in the number of shares outstanding, causing a reduction in our overall market capitalization. Further, even if we implement a Reverse Stock Split, our stock price may decline due to various factors, including our future performance and general industry, market and economic conditions. This percentage decline, as an absolute number and as a percentage of our overall market capitalization, may be greater than would occur in the absence of a Reverse Stock Split.

The proposed Reverse Stock Split may decrease the liquidity of our common stock and result in higher transaction costs. The liquidity of our common stock may be negatively impacted by the reduced number of shares outstanding after the Reverse Stock Split, which would be exacerbated if the stock price does not increase following the split. In addition, a Reverse Stock Split would increase the number of stockholders owning “odd lots” of fewer than 100 shares, trading in which generally results in higher transaction costs. Accordingly, a Reverse Stock Split may not achieve the desired results of increasing marketability and liquidity as described above.

The implementation of a Reverse Stock Split would result in an effective increase in the authorized number of shares of common stock available for issuance, which could, under certain circumstances, have anti-takeover implications. The additional shares of common stock available for issuance could be used by us to oppose a hostile takeover attempt or to delay or prevent changes in control or in our management. Although the Reverse Stock Split has been prompted by business and financial considerations, and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at us), stockholders should be aware that approval of the Reverse Stock Split could facilitate future efforts by us to deter or prevent changes in control, including transactions in which stockholders might otherwise receive a premium for their shares over then-current market prices.

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Stockholders should also keep in mind that the implementation of a Reverse Stock Split does not have an effect on the actual or intrinsic value of our business or a stockholder’s proportional ownership interest (subject to the treatment of fractional shares). However, should the overall value of our common stock decline after a Reverse Stock Split, then the actual or intrinsic value of shares held by stockholders will also proportionately decrease as a result of the overall decline in value.

Effects of a Reverse Stock Split

As of the effective date of the Reverse Stock Split:

●	a certain number shares of common stock outstanding (depending on the Reverse Stock Split ratio selected by the Board) will be combined, automatically and without any action on the part of the Company or its stockholders, into one new share of common stock;

●	no fractional shares of common stock will be issued; instead, stockholders who would otherwise receive a fractional share will receive a whole share in lieu of any fractional share of common stock (as detailed below);

●	proportionate adjustments will be made to the number of shares issuable upon the exercise or vesting of all then-outstanding stock options and warrants which will result in a proportional decrease in the number of shares of common stock reserved for issuance upon exercise or vesting of such stock options and warrants and, in the case of stock options, a proportional increase in the exercise price of all such stock options;

●	the number of shares of common stock then reserved for issuance under our equity compensation plan will be reduced proportionately; and

●	the total number of authorized shares of common stock will remain at 100,000,000.

The following table summarizes, for illustrative purposes only, the anticipated effects of a Reverse Stock Split on our shares available for issuance based on information as of the Record Date (unless otherwise noted below) and without giving effect to the treatment of fractional shares.

Assuming this Proposal Is Approved by Stockholders and Implemented by the Board:

Status	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Issued and Outstanding	Number of Shares of Common Stock Reserved for Future Issuance	Number of Shares of Common Stock Authorized but Unissued and Unreserved	Hypothetical Initial Market Value of Shares of Common Stock Authorized but Unissued and Unreserved*
Pre-Reverse Stock Split	100,000,000	7,748,482	-	92,251,518	$	[*]
Post-Reverse Stock Split 1:5	100,000,000	1,549,697	-	18,450,303	$	[*]
Post-Reverse Stock Split 1:25	100,000,000	309,940	-	3,690,060	$	[*]

* Based on a hypothetical post-split stock price calculated by multiplying the closing stock price on [*], 2025 of $[*] by the split ratio.

A Reverse Stock Split would affect all stockholders uniformly. As of the effective date of the Reverse Stock Split which shall be determined by the Board in its sole discretion (“Effective Date”), each stockholder would own a reduced number of shares of common stock. Percentage ownership interests, voting rights and other rights and preferences would not be affected, except to the extent that the Reverse Stock Split would result in fractional shares (as described below).

A Reverse Stock Split would not affect the registration of our common stock under Section 12(b) of the Exchange Act and we would continue to be subject to the periodic reporting and other requirements of the Exchange Act. Barring delisting by Nasdaq, our common stock would continue to be listed on Nasdaq under the symbol “INHD,” but would have a new Committee on Uniform Securities Identification Procedures number after the effective date.

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Fractional Shares

No fractional shares of common stock will be issued as a result of the Reverse Stock Split. In lieu of any fractional shares to which a stockholder of record would otherwise be entitled, we will issue a whole share in lieu of any fractional share of common stock.

As of July [*], 2025, there were 23 common stockholders of record. After the Effective Date, stockholders owning less than a whole share will no longer be stockholders. We do not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Procedure for Effecting a Reverse Stock Split

Beneficial Holders of Common Stock

Stockholders who hold their shares through a bank, broker or other nominee will be treated in the same manner as registered stockholders who hold their shares in their names. Banks, brokers and other nominees will be instructed to effect the Reverse Stock Split for beneficial owners of such shares. However, banks, brokers or other nominees may implement different procedures than those to be followed by registered stockholders for processing the Reverse Stock Split, particularly with respect to the treatment of fractional shares. Stockholders whose shares of common stock are held in the name of a bank, broker or other nominee are encouraged to contact their bank, broker or other nominee with any questions regarding the procedures for implementing the Reverse Stock Split with respect to their shares.

Registered Holders of Common Stock

Registered stockholders hold shares electronically in book-entry form under the direct registration system (i.e., do not have stock certificates evidencing their share ownership but instead have a statement reflecting the number of shares registered in their accounts) and, as a result, do not need to take any action to receive post-split shares. If they are entitled to receive post-split shares, they will automatically receive, at their address of record, a transaction statement indicating the number of post-split shares held following the Effective Date.

Material U.S. Federal Income Tax Consequences

The following is a summary of material U.S. federal income tax consequences of a Reverse Stock Split to stockholders. This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative rulings and judicial decisions, all as in effect on the date of this filing, and all of which are subject to change or differing interpretations, possibly with retroactive effect. Any such change or differing interpretation could affect the tax consequences described below.

We have not sought and will not seek an opinion of counsel or ruling from the Internal Revenue Service (the “IRS”) with respect to the statements made and the conclusions reached in the following summary, and there can be no assurance that the IRS or a court will agree with such statements and conclusions.

This summary is limited to stockholders that are U.S. holders, as defined below, and that hold our common stock as a capital asset (generally, property held for investment).

This summary is for general information only and does not address all U.S. federal income tax considerations that may be applicable to a holder’s particular circumstances or to holders that may be subject to special tax rules, such as, for example, brokers and dealers in securities, currencies or commodities, banks and financial institutions, regulated investment companies, real estate investment trusts, expatriates, tax-exempt entities, governmental organizations, traders in securities that elect to use a mark-to-market method of accounting for their securities, certain former citizens or long-term residents of the U.S., insurance companies, persons holding shares of our common stock as part of a hedging, integrated or conversion transaction or a straddle or persons deemed to sell shares of our common stock under the constructive sale provisions of the Code, persons that hold more than 5% of our common stock, persons that hold our common stock in an individual retirement account, 401(k) plan or similar tax-favored account or partnerships or other pass-through entities for U.S. federal income tax purposes and investors in such entities.

This summary does not address any U.S. federal tax consequences other than U.S. federal income tax consequences (such as estate or gift tax consequences), the Medicare tax on net investment income, the alternative minimum tax or any U.S. state, local or foreign tax consequences. This summary also does not address any U.S. federal income tax considerations relating to any other transaction other than the Reverse Stock Split.

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For purposes of this summary, a “U.S. holder” means a beneficial owner of our common stock that is, for U.S. federal income tax purposes:

●	an individual who is a citizen or resident of the U.S.;

●	a corporation created or organized in or under the laws of the U.S., any state thereof or the District of Columbia;

●	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

●	a trust if (1) it is subject to the primary supervision of a court within the U.S. and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

If an entity (or arrangement) classified as a partnership for U.S. federal income tax purposes holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. If a holder of our common stock is a partner of a partnership holding shares of our common stock, such holder should consult his or her own tax advisor.

This summary of certain U.S. federal income tax consequences is for general information only and is not tax advice. Stockholders are urged to consult their own tax advisor with respect to the application of U.S. federal income tax laws to their particular situation as well as any tax considerations arising under other U.S. federal tax laws (such as the estate or gift tax laws) or under the laws of any state, local, foreign or other taxing jurisdiction or under any applicable tax treaty.

The Reverse Stock Split is intended to be treated as a recapitalization for U.S. federal income tax purposes. Assuming the Reverse Stock Split qualifies as a recapitalization, except as described below with respect to cash received in lieu of a fractional share, a U.S. holder will not recognize any gain or loss for U.S. federal income tax purposes upon the Reverse Stock Split. In the aggregate, a U.S. holder’s tax basis in the common stock received pursuant to the Reverse Stock Split (excluding the portion of the tax basis that is allocable to any fractional share) will equal the U.S. holder’s tax basis in its common stock surrendered in the Reverse Stock Split in exchange therefor, and the holding period of the U.S. holder’s common stock received pursuant to the Reverse Stock Split will include the holding period of the common stock surrendered in the Reverse Stock Split in exchange therefor.

In general, a U.S. holder who receives a cash payment in lieu of a fractional share will recognize capital gain or loss equal to the difference between the amount of cash received in lieu of the fractional share and the portion of the U.S. holder’s tax basis of the common stock surrendered in the Reverse Stock Split that is allocable to the fractional share. Such gain or loss generally will be long-term capital gain or loss if the U.S. holder’s holding period in its common stock surrendered in the Reverse Stock Split is more than one year as of the date of the Reverse Stock Split. The deductibility of net capital losses by individuals and corporations is subject to limitations. Depending on a stockholder’s individual facts and circumstances, it is possible that cash received in lieu of a fractional share could be treated as a distribution under Section 301 of the Code, so stockholders should consult their own tax advisors as to that possibility and the resulting tax consequences to them in that event.

U.S. holders that have acquired different blocks of our common stock at different times or at different prices are urged to consult their own tax advisors regarding the allocation of their aggregated adjusted basis among, and the holding period of, our common stock.

Information returns generally will be required to be filed with the IRS with respect to the payment of cash in lieu of a fractional share made pursuant to the Reverse Stock Split unless such U.S. holder is an exempt recipient and timely and properly establishes with the applicable withholding agent the exemption. In addition, payments of cash in lieu of a fractional share made pursuant to the Reverse Stock Split may, under certain circumstances, be subject to backup withholding, unless a U.S. holder timely provides to the applicable withholding agent proof of an applicable exemption or a correct taxpayer identification number, and otherwise complies with the applicable requirements of the backup withholding rules. Any amounts withheld under the backup withholding rules are not additional tax and may be refunded or credited against the U.S. holder’s U.S. federal income tax liability, provided that the U.S. holder timely furnishes the required information to the IRS. U.S. holders should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

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Accounting Consequences

The par value per share of our common stock will remain unchanged at no par value per share following a Reverse Stock Split. As a result, as of the Effective Date, the stated capital on our balance sheets attributable to common stock will be reduced proportionally based on the Reverse Stock Split ratio, and the additional paid-in capital will be credited with the amount by which the capital is reduced. The net income or loss per share of common stock will be increased as a result of the fewer shares of common stock outstanding. The Reverse Stock Split will be reflected retroactively in our consolidated financial statements.

Vote Required

The affirmative vote of a majority of the votes cast is required for approval of the Certificate of Formation Amendment Proposal. For the purpose of the vote on this proposal, abstentions, broker non-votes and other shares not voted will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

The Board of Directors recommends a vote “FOR” the approval of the Reverse Stock Split. The Board of

Directors retains the discretion to abandon, and not implement, the aforementioned amendments at any time before they become effective.

PROPOSAL 2

APPROVAL OF POTENTIAL ISSUANCE OF SHARES OF OUR COMMON STOCK UNDER THE

STANDBY EQUITY PURCHASE AGREEMENT EFFECTIVE AS OF JULY 4, 2025 (Item 2 on the Proxy Card)

The Company is seeking stockholder approval for the potential issuance of shares of the Company’s common stock by the Company under applicable listing rules and regulations of Nasdaq.

On July 4, 2025, the Company entered into a Standby Equity Purchase Agreement (the “Agreement”) with certain investors (each, an “Investor” and collectively, the “Investors”) effective as of July 4, 2025. Capitalized terms used herein but not otherwise defined have the meaning ascribed to them in the Agreement, a copy of which is attached to this Proxy Statement as Annex B.

Pursuant to the Agreement, the Company has the right to issue and sell to the Investors, from time to time, up to $6 million worth of shares (the “Shares”) of the Company’s common stock, no par value per share, subject to the terms and conditions specified in the Agreement.

Under the Agreement, the Company may, at its discretion, issue and sell Shares (“Advance”) to the Investors in accordance with their allocated commitment (“Investor Allocation”) by delivering written notice (“Advance Notice”). The purchase price per share is equal to 40% of the Minimum Price, subject to adjustment by the Company to an amount between 20% and 40% of the Minimum Price. Each Advance will be for at least $500,000.

An advance to any Investor may not exceed the greater of 9.99% of the outstanding shares of our common stock held by such Investor, unless otherwise agreed in writing. Any portion of an Advance that would exceed this limitation for any Investor will automatically be withdrawn with no further action required by the Company, and such Advance Notice will be deemed automatically modified to reduce the aggregate amount of the requested Advance by an amount equal to such withdrawn portion for that Investor. In such cases, the Investor will promptly notify the Company of the adjustment.

The Agreement will automatically terminate on the earlier of (i) three years from the Effective Date and (ii) the date on which the Investors have made payment of Advances equal to their respective portion of the Commitment Amount. The Company has the right to terminate the Agreement without liability or penalty by providing five trading days’ prior written notice to the Investors, provided that there are no outstanding Advance Notices requiring the issuance of Shares.

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The Agreement and the parties’ rights and obligations thereunder may not be assigned to any other Person, except as follows: (i) the Company may assign the Agreement, or any of its rights or obligations thereunder, to any of its Affiliates, successors, or in connection with a merger, consolidation, sale of all or substantially all of its assets, or other similar corporate transaction without the prior written consent of the Investors, and (ii) an Investor may assign its rights or obligations under the Agreement to any other Person, subject to the prior written consent of the Company, provided that such Person executes and delivers a joinder agreement (“Joinder Agreement”) agreeing to be bound by the terms and conditions of the Agreement.

Amendments or waivers to the Agreement must be made in writing and signed by the parties thereto. However, if additional investors are admitted through a Joinder Agreement, Investor Allocation will be automatically amended and incorporated into the Agreement without the need for further action by the parties to reflect the addition of the additional investor’s name and the portion allocated to such investor, and such investor will be bound by all terms and conditions set forth in the Agreement.

The net proceeds received by the Company under the Agreement will depend on the frequency and prices at which the Company sells Shares to the Investors. The Company expects that any proceeds received from such sales to the Investors will be used for working capital and general corporate purposes.

Reasons for the Share Issuance Proposal

Our common stock is listed on Nasdaq and trades under the ticker symbol “INHD.” Nasdaq Listing Rule 5635(d) requires stockholder approval of transactions other than public offerings, that involve the issuance of 20% or more of the outstanding common stock or voting power of the company at a price below the applicable Minimum Price. Under Rule 5635(d), the “Minimum Price” means a price that is the lower of: (i) the closing price immediately preceding the signing of the binding agreement; and (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement. The closing price of our common stock on Nasdaq on July 3, 2025, the trading date immediately preceding the signing of the Agreement, was $1.18 per share. In order to comply with Nasdaq Listing Rule 5635(d), any issuance of shares of common stock pursuant to the Agreement that is equal to or exceeding 20% of our outstanding shares at a price below the Minimum Price with require stockholder approval. Pursuant to the Agreement, we will be prohibited from issuing shares of common stock until such stockholder approval is obtained.

We are seeking stockholder approval for the issuance of up to an aggregate of 25,000,000 shares of common stock. Effectively, stockholder approval of this Share Issuance Proposal is one of the conditions for us to receive up to $6 million. Loss of these potential funds could adversely impact our ability to fund our operations.

The Board is not seeking the approval of our stockholders to authorize our entry into or consummation of the transactions contemplated by the Agreement. We are only asking for approval to potentially issue the Shares under the Agreement.

Vote Required

The affirmative vote of a majority of the votes cast is required for approval of the Share Issuance Proposal. For the purpose of the vote on this proposal, abstentions, broker non-votes and other shares not voted will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

Recommendation

The Board of Directors recommends that you vote “FOR” approval of this proposal.

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PROPOSAL 3

APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IN THE EVENT THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF THE CERTIFICATE OF FORMATION AMENDMENT PROPOSAL AND THE SHARE ISSUANCE PROPOSAL AT THE TIME OF THE SPECIAL MEETING

(Item 3 on the Proxy Card)

Proposal 3 is to consider and vote upon the proposal to approve adjourning the Special Meeting, if necessary or appropriate in the discretion of the Board, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve the Certificate of Formation Amendment Proposal and the Share Issuance Proposal.

General

The Special Meeting may be adjourned to another time or place, if necessary or appropriate in the discretion of the Board, to permit further solicitation of proxies to obtain additional votes in favor of the Certificate of Formation Amendment Proposal and the Share Issuance Proposal (the “Adjournment”).

If, at the Special Meeting, the number of shares of common stock present or represented and voting in favor of the Certificate of Formation Amendment Proposal and the Share Issuance Proposal is insufficient to approve either such proposal, the Company intends to move for the Adjournment in order to enable our Board to solicit additional proxies for approval of such proposal. We are asking our stockholders to approve this Proposal 3 for the Adjournment if necessary or appropriate in the discretion of the Board.

Vote Required

The affirmative vote of a majority of the votes cast is required for approval of the Adjournment. For the purpose of the vote on this proposal, abstentions, broker non-votes and other shares not voted will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

Recommendation

The Board of Directors recommends that you vote “FOR” approval of this proposal.

ADDITIONAL INFORMATION

Solicitation Expenses: Expenses in connection with the solicitation of proxies will be paid by the Company. Proxies are being solicited principally by mail and by e-mail. In addition, our directors, officers and regular employees, without additional compensation, may solicit proxies personally, by mail, telephone, fax or special letter. We will reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners of our shares.

How To Receive Additional Paper Copies of the Proxy Statement: The Company has adopted a procedure called “householding” which has been approved by the SEC. The Company and some brokers household proxy materials, delivering a single notice and, if applicable, this Proxy Statement, to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders or they participate in electronic delivery of proxy materials. Stockholders who participate in householding will continue to access and receive separate proxy cards. This process will help reduce our printing and postage fees, as well as save natural resources. If at any time you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement, or if you are receiving multiple copies of the Proxy Statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Inno Holdings Inc., Investor Relations, RM1, 5/F, No. 43 Hung To Road, Kwun Tong, Kowloon, Hong Kong or by calling Investor Relations at (800) 909-8800.

Other Matters To Be Considered At The Special Meeting: The Board is not aware of any other matters that are expected to come before the Special Meeting other than those referred to in this Proxy Statement and as set forth above. The Board has made no recommendation as to how the proxies will vote on such other matters. If any other matter should come before the Special Meeting, the individuals named on the proxy card intend to vote the proxies in accordance with their best judgment.

By Order of the Board of Directors

Ding Wei
Director

__________, 2025

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Annex A

CERTIFICATE OF Amendment

TO THE AMENDED AND RESTATED

CERTIFICATE OF FORMATION

OF Inno holdings INC.

File Number: 804231040

Pursuant to the applicable provisions of the Texas Business Organizations Code (the “TBOC”), Inno Holdings Inc. (the “Corporation”) hereby adopts the following Amendment to its Amended and Restated Certificate of Formation (the “Certificate of Formation”).

Article One

ENTITY INFORMATION

The current name of the Corporation is Inno Holdings Inc. The Corporation is a Texas for-profit corporation. The file number issued to the Corporation by the Secretary of State is 804231040. The date of formation of the Corporation is September 8, 2021.

Article Two

APPROVALS

The amendments to the Certificate of Formation pursuant to this Certificate of Amendment was duly recommended by the Board of Directors of the Corporation and adopted by the requisite vote of the holders of common stock of the Corporation at the special meeting of shareholders on August [*], 2025 pursuant to the applicable sections of the TBOC.

Article THREE

AMENDMENTS

The Certificate of Formation is hereby amended by replacing Article IV in its entirety as follows:

“Section 4.1 The aggregate number of shares of common stock that the Corporation shall have authority to issue is One Hundred Million (100,000,000) shares of common stock, no par value (the “common stock”).

Section 4.2 A shareholder of common stock of the Corporation shall have the right to one (1) vote per share, and shall be entitled to notice of any shareholders’ meeting in accordance with the bylaws of the Corporation, and shall be entitled to vote upon such matters and in such manner as may be provided by law.

Section 4.3 No shareholder of the Corporation shall have the right of cumulative voting at any election of directors or upon any other matter.

Section 4.4 No holder of securities of the Corporation shall be entitled as a matter of right, preemptive or otherwise, to subscribe for or purchase any securities of the Corporation now or hereafter authorized to be issued, or securities held in the treasury of the Corporation, whether issued or sold for cash or other consideration or as a share dividend or otherwise. Securities of the Corporation may be issued or disposed of by the Board of Directors to such persons and on such terms as in its discretion it shall deem advisable.

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Section 4.5 Effective as of 12:01 a.m. Eastern Time on _______ (the “Effective Time”), each ____ shares of the common stock issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the Corporation or the respective holders thereof, be combined and converted into one share of the common stock without increasing or decreasing the par value of each share of the common stock (the “Reverse Stock Split”). No fractional shares of the common stock shall be issued as a result of the Reverse Stock Split and shall be rounded up to a whole share. The Reverse Stock Split shall occur whether or not the certificates representing such shares of the common stock are surrendered to the Corporation or its transfer agent. Each certificate or book entry position that immediately prior to the Effective Time represented shares of the common stock shall thereafter represent the number of shares of the common stock into which the shares of the common stock represented by such certificate or book entry position has been combined, subject to the elimination of fractional interests set forth above.”

Article FOUR

STATEMENT OF APPROVAL

The amendments to the Certificate of Formation have been made in accordance with the TBOC and have been approved in the manner required by the TBOC and by the governing documents of the Corporation.

Article Five

EFFECTIVENESS OF FILING

This Certificate of Amendment to the Certificate of Formation becomes effective upon filing with the Secretary of State of the State of Texas.

Article Six

EXECUTION

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument and certifies under penalty of perjury that the undersigned is authorized under the provisions of law governing the Corporation to execute the filing instrument.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by its duly authorized officer as of [*], 2025.

INNO HOLDINGS INC.

Date:	By:
	Name:	Ding Wei
	Title:	CEO, Director and Chairman

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Annex B

STANDBY EQUITY PURCHASE AGREEMENT

THIS STANDBY EQUITY PURCHASE AGREEMENT (this “Agreement”) is entered into and made effective as of July 4, 2025 (the “Effective Date”), by and between INNO HOLDINGS INC., a Texas corporation (the “Company”), and the investors listed on the signature pages hereto (each, an “Investor” and collectively, the “Investors”).

RECITALS

WHEREAS, the parties hereto desire that, upon the terms and subject to the conditions contained herein, the Company shall have the right to issue and sell to the Investors, from time to time as provided herein, and the Investors shall purchase from the Company, up to Six Million Dollars ($6,000,000) (the “Commitment Amount”) of the Company’s shares of common stock, no par value per share (the “Common Stock”);

WHEREAS, the Common Stock is listed for trading on The Nasdaq Capital Market under the symbol “INHD;” and

WHEREAS, the offer and sale of the Common Stock issuable hereunder will be made in reliance upon Section 4(a)(2) under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”), or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the transactions to be made hereunder.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the representations, warranties, and agreements herein contained and intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE I

CERTAIN DEFINITIONS

In addition to the terms defined elsewhere in this Agreement, the following terms when utilized in this Agreement, unless the context otherwise requires, shall have the meanings indicated, which meanings shall be equally applicable to both the singular and plural forms of such terms:

“Advance Date” means the first (1st) Trading Day on The Nasdaq Stock Market LLC (“Nasdaq”) immediately following the delivery of an Advance Notice by the Company to the Investor, and prior to the market open on such Trading Day.

“Advance Notice” means a written notice in the form of Exhibit A attached hereto to the Investor executed by an officer of the Company and setting forth the amount of an Advance that the Company desires to issue and sell to the Investor.

“Advance Notice Date” means each date the Company delivers (in accordance with Section 2.1(b) of this Agreement) to the Investor an Advance Notice, subject to the terms of this Agreement.

“Advance Stock” means the number of shares of Common Stock that the Company desires to issue and sell to the Investor as requested by the Company in an Advance Notice.

“Advances” means any issuance and sale from the Company to the Investor pursuant to Article II hereof.

“Affiliate” means, as to any Person, any other Person that, directly or indirectly, controls, or is controlled by, or is under common control with, such Person; provided, however, that the Company and its Subsidiaries shall not be deemed to be Affiliates of any Investor or any of its Affiliates. For this purpose, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise.

“Agreement” shall have the meaning set forth in the Preamble.

“Applicable Laws” means all applicable laws, statutes, rules, regulations, orders, executive orders, directives, policies, guidelines, and codes having the force of law, whether local, national, or international, as amended from time to time, including without limitation (i) all applicable laws that relate to money laundering, terrorist financing, financial record keeping, and reporting, (ii) all applicable laws that relate to anti-bribery, anti-corruption, books and records and internal controls, including the United States Foreign Corrupt Practices Act of 1977, and (iii) any Sanctions laws.

“Board” means the Board of Directors of the Company.

“Closing” shall have the meaning set forth in Section 2.2.

“Commitment Amount” shall have the meaning set forth in the Recitals.

“Commitment Period” means the period commencing on the Effective Date and continuing until the date that is three (3) years from the Effective Date unless terminated earlier in accordance with Section 7.1.

“Common Stock” shall have the meaning set forth in the Recitals.

“Company” shall have the meaning set forth in the Preamble.

“Condition Satisfaction Date” shall have the meaning set forth in Section 6.1.

“Effective Date” shall have the meaning set forth in the Preamble.

“Environmental Laws” shall have the meaning set forth in Section 3.9.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Extraordinary Transaction” shall have the meaning set forth in Section 5.5(d).

“Hazardous Materials” shall have the meaning set forth in Section 3.9.

“Investor” shall have the meaning set forth in the Preamble.

“Investor Allocation” shall have the meaning set forth in Section 2.1.

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“Material Adverse Effect” means any event, occurrence, or condition that has had or would reasonably be expected to have (i) a material adverse effect on the legality, validity, or enforceability of this Agreement or the transactions contemplated herein, (ii) a material adverse effect on the results of operations, assets, business, or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under this Agreement; provided that a change in the market price or trading volume of the Common Stock alone shall not be deemed, in and itself, to constitute a Material Adverse Effect.

“Minimum Price” means $1.20.

“Nasdaq” shall have the meaning set forth in the definition of “Advance Date.”

“OFAC” shall have the meaning set forth in Section 3.16.

“Person” means an individual, a corporation, a partnership, a limited liability company, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Principal Market” means The Nasdaq Capital Market, provided, however, that in the event the Common Stock is ever listed or traded on the NYSE, the NYSE American, The Nasdaq Global Market, or The Nasdaq Global Select Market, then the “Principal Market” shall mean such other market or exchange on which the Common Stock is then listed or traded.

“Purchase Price” shall have the meaning set forth in Section 2.1.

“Restricted Person” shall have the meaning set forth in Section 5.3.

“Sanctioned Countries” shall have the meaning set forth in Section 3.16.

“Sanctions” shall have the meaning set forth in Section 3.16.

“SEC” means the Securities and Exchange Commission.

“SEC Documents” shall have the meaning set forth in Section 3.5.

“Securities Act” shall have the meaning set forth in the Recitals.

“Settlement Document” shall have the meaning set forth in Section 2.2(a).

“Shares” means the shares of Common Stock issuable pursuant to an Advance.

“Standstill Period” shall mean, in the case of the Investor, the period commencing on the Effective Date and ending on the earliest of (i) the three (3) year anniversary of the Effective Date and (ii) the effective date of a change of control event in the Company.

“Subsidiaries” means, with respect to the Company, any corporation, partnership, limited liability company, or other entity in which the Company, directly or indirectly, owns more than fifty percent (50%) of the outstanding equity interests or has the power to direct the management and policies of such entity, whether through ownership of voting securities, by contract, or otherwise.

“Trading Day” means any day during which the Principal Market shall be open for business.

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ARTICLE II

ADVANCES

2.1 Advances; Mechanics. Upon the terms and subject to the conditions of this Agreement, during the Commitment Period, the Company, at its sole discretion, shall have the right, but not the obligation, to issue and sell to the Investors, his, her, or its respective portion of the Shares in accordance with their allocated commitment, as set forth in Schedule 2.1 attached hereto (“Investor Allocation”), at a purchase price equal to forty percent (40%) of the Minimum Price (the “Purchase Price”); provided that the Company, at its sole discretion, may adjust the Purchase Price to an amount equal to between $0.24 and $0.48. In no event shall the Purchase Price equal less than $0.24, which equals twenty percent (20%) of the Minimum Price. Each Investor’s obligation to purchase Shares shall be limited to their respective portion of the Commitment Amount, as specified in Schedule 2.1, and the Investor shall purchase from the Company, Shares by the delivery to the Investor of Advance Notices as provided herein.

(a) Advance Notice. The Company shall, in its sole discretion, select the amount of the Advance it desires to issue and sell to the Investor in each Advance Notice and the time it desires to deliver each Advance Notice; provided, however, that each Advance shall be allocated among the Investors in proportion to their respective Investor Allocation; provided, further, that each Advance shall be for at least Five Hundred Thousand Dollars ($500,000). The Investor shall acknowledge receipt of the Advance Notice within one (1) business day of delivery.

(i) The Company shall, in its sole discretion, select the amount of the Advance it desires to issue and sell to the Investor in each Advance Notice and the time it desires to deliver each Advance Notice; provided, however, that each Advance shall be allocated among the Investors in proportion to their respective Investor Allocation.

(ii) Each Investor’s obligation to purchase Shares shall be limited to their respective portion of the Commitment Amount, as specified in the Investor Allocation. The Company shall have the sole discretion to request funds from any Investor, in any order or proportion, at any time during the Commitment Period, provided that no Investor shall be required to fund more than their allocated portion unless otherwise agreed in writing. In the event an Investor does not fulfill their funding obligations within the required time frame, the Company may, at its option, request the outstanding amount from any other Investor, provided that if the Company is unable to secure sufficient funds from the other Investors, the defaulting Investor shall be required to find a suitable replacement Investor to fulfill the funding obligation within 30 days, which replacement to be reasonably acceptable to the Company.

(iii) There shall be no mandatory Advances and no non-usages fee for not utilizing the Commitment Amount or any part thereof.

(b) Date of Delivery of Advance Notice. Advance Notices shall be delivered in accordance with the instructions set forth on the bottom of Exhibit A attached hereto. An Advance Notice shall be deemed delivered on (i) the day it is sent by the Company if such notice is sent by email on or before 9:00 a.m. Eastern Time or (ii) the immediately succeeding day if it is sent by email after 9:00 a.m. Eastern Time, in each case in accordance with the instructions set forth on the bottom of Exhibit B.

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(c) Advance Limitations. Regardless of the amount of an Advance requested by the Company in the Advance Notice, in no event shall an Advance to any Investor exceed the greater of 9.99% of the outstanding shares of Common Stock held by such Investor unless otherwise agreed in writing by the parties hereto. In connection with each Advance Notice, any portion of an Advance that would exceed this limitation for any Investor shall automatically be withdrawn with no further action required by the Company, and such Advance Notice shall be deemed automatically modified to reduce the aggregate amount of the requested Advance by an amount equal to such withdrawn portion for that Investor; provided that in the event of any such automatic withdrawal and modification, the Investor will promptly notify the Company of such event.

(d) Issuance of Shares. The Investor acknowledges that the Shares will be issued as “restricted securities” and will bear appropriate restrictive legends in accordance with the Securities Act.

(e) Notwithstanding any other provision in this Agreement, the Company and the Investor acknowledge and agree that upon the Investor’s receipt of a valid Advance Notice, the parties hereto shall be deemed to have entered into an unconditional contract binding on both parties for the purchase and sale of Shares pursuant to such Advance Notice in accordance with the terms of this Agreement.

2.2 Closings. The closing of each Advance and each sale and purchase of Advance Stock (each, a “Closing,” and the first Closing to occur on or after the date of this Agreement, the “First Closing”) shall take place on the Advance Date in accordance with the procedures set forth below. In connection with each Closing, the Company and the Investor shall fulfill each of its obligations as set forth below:

(a) On each Advance Date, the Investor shall deliver to the Company a written document, in the form attached hereto as Exhibit B attached hereto (each a “Settlement Document”), setting forth the final number of Shares to be purchased by the Investor (taking into account any adjustments pursuant to Section 2.1), the Purchase Price, and the aggregate proceeds to be paid by the Investor to the Company, in each case in accordance with the terms and conditions of this Agreement.

(b) Promptly after receipt of the Settlement Document with respect to each Advance (and, in any event, not later than one (1) Trading Day after such receipt), the Company will, or will cause its transfer agent to, electronically transfer such number of Shares to be purchased by the Investor (as set forth in the Settlement Document) by crediting the Investor’s account or its designee’s account at The Depository Trust Company through its Deposit Withdrawal at Custodian System or by such other means of delivery as may be mutually agreed upon by the parties hereto, and transmit notification to the Investor that such share transfer has been requested. Immediately upon receipt of such notification, the Investor shall pay to the Company the aggregate purchase price of the Shares (as set forth in the Settlement Document) by wire transfer of immediately available funds to an account designated by the Company in writing and transmit notification to the Company that such funds transfer has been requested. No fractional shares shall be issued, and any fractional amounts shall be rounded to the next higher whole number of shares.

(c) On or prior to the Advance Date, each of the Company and the Investor shall deliver to the other all documents, instruments, and writings expressly required to be delivered by either of them pursuant to this Agreement in order to implement and effect the transactions contemplated herein or as reasonably requested.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as set forth in the SEC Documents, or in disclosure schedules, if any, which such disclosure schedules shall be deemed a part hereof and shall qualify any representation or warranty otherwise made herein solely to the extent of the disclosure contained in the corresponding section of the disclosure schedules or in another Section of the disclosure schedules, only to the extent that it is reasonably apparent on the face of such disclosure that such disclosure is applicable to such Section, the Company represents and warrants to the Investor that, as of the Effective Date, each Advance Notice Date and each Advance Date (other than representations and warranties which address matters only as of a certain date, which shall be true and correct as written as of such certain date), that:

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3.1 Organization and Qualification. The Company is an entity duly organized and validly existing under the laws of the State of Texas, and has the requisite power and authority to own its properties and to carry on its business as now being conducted. The Company is duly qualified to do business and is in good standing (to the extent applicable) in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect.

3.2 Authorization, Enforcement, Compliance with Other Instruments. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and any other transaction documents and to issue the Shares in accordance with the terms hereof and thereof. The execution and delivery by the Company of this Agreement and the other transaction documents, and the consummation by the Company of the transactions contemplated hereby and thereby have been or (with respect to consummation) will be duly authorized and approved by the Board and its shareholders, and no further consent or authorization will be required by the Company, the Board, or its shareholders. This Agreement and the other transaction documents to which it is a party have been duly executed and delivered by the Company and, assuming the execution and delivery thereof and acceptance by the Investor, constitute (or, when duly executed and delivered, will be) the legal, valid, and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, or other laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law.

3.3 Authorization of the Shares. The Shares to be issued under this Agreement have been, or with respect to Shares to be purchased by the Investor pursuant to an Advance Notice, will be, when issued and delivered pursuant to the terms approved by the Board or a duly authorized committee thereof, or a duly authorized executive committee, or its shareholders, against payment therefor as provided herein, duly and validly authorized and issued and fully paid and non-assessable, free and clear of any pledge, lien, encumbrance, security interest, or other claim, including any statutory or contractual preemptive rights, resale rights, rights of first refusal, or other similar rights.

3.4 No Conflict. The execution, delivery, and performance of the transaction documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Common Stock) will not (i) result in a violation of the articles of incorporation or other organizational documents of the Company (with respect to consummation, as the same may be amended prior to the date on which any of the transactions contemplated hereby are consummated), (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration, or cancellation of, any agreement, indenture, or instrument to which the Company is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment, or decree (including federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected except, in the case of clause (ii) or (iii) above, to the extent such violations that would not reasonably be expected to have a Material Adverse Effect.

3.5 SEC Documents; Financial Statements. The Company has timely filed (giving effect to permissible extensions in accordance with Rule 12b-25 under the Exchange Act) all reports, schedules, forms, statements, and other documents required to be filed by it with the SEC pursuant to the Exchange Act for the one (1) year preceding the Effective Date (or such shorter period as the Company was required by law or regulation to file such material) (all of the foregoing filed within one year preceding the Effective Date or amended after the Effective Date, or filed after the Effective Date, and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, and all registration statements filed by the Company under the Securities Act (including any Registration Statements filed hereunder), being hereinafter referred to as the “SEC Documents”).

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3.6 Financial Statements. The consolidated financial statements of the Company included or incorporated by reference in SEC Documents, together with the related notes and schedules, present fairly, in all material respects, the consolidated financial position of the Company as of the dates indicated and the consolidated results of operations, cash flows, and changes in stockholders’ equity of the Company for the periods specified and have been prepared in compliance with the requirements of the Securities Act and Exchange Act and in conformity with generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis (except for (i) such adjustments to accounting standards and practices as are noted therein, (ii) in the case of unaudited interim financial statements, to the extent such financial statements may not include footnotes required by GAAP or may be condensed or summary statements, and (iii) such adjustments which will not be material, either individually or in the aggregate) during the periods involved.

3.7 Equity Capitalization. As of the Effective Date, the authorized capital of the Company consists of 100,000,000 shares of Common Stock. As of the Effective Date, the Company had 4,410,482 shares of Common Stock outstanding. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act and is currently listed on the Principal Market under the trading symbol “INHD.” The Company has taken no action designed to, or reasonably likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Principal Market. Except as disclosed in the SEC Documents prior to the Effective Date, to the Company’s knowledge, it (i) is in compliance with all applicable listing requirements of the Principal Market and (ii) has not received any notification that the SEC or the Principal Market is contemplating terminating such registration or listing.

3.8 Intellectual Property Rights. The Company owns or possesses adequate rights or licenses to use all material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets, and rights, if any, necessary to conduct their respective businesses as now conducted, except as would not cause a Material Adverse Effect. The Company has not received written notice of any infringement by the Company of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, or trade secrets, except as would not cause a Material Adverse Effect. To the knowledge of the Company, there is no material claim, action, or proceeding being made or brought against, or to the Company’s knowledge, being threatened against the Company regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret, or other infringement; and, except as would not cause a Material Adverse Effect, the Company is not aware of any facts or circumstances which might give rise to any of the foregoing.

3.9 Environmental Laws. The Company (i) has not received written notice alleging any failure to comply in all material respects with all Environmental Laws (as defined below), (ii) has received all permits, licenses, or other approvals required of it under applicable Environmental Laws to conduct its business, and (iii) has not received written notice alleging any failure to comply with all terms and conditions of any such permit, license, or approval where, in each of the foregoing clauses (i), (ii), and (iii), the failure to so comply would be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term “Environmental Laws” means all applicable federal, state and local laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface, or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases, or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands, or demand letters, injunctions, judgments, licenses, notices, or notice letters, orders, permits, plans, or regulations issued, entered, promulgated, or approved thereunder.

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3.10 Title. Except as would not cause a Material Adverse Effect, the Company has indefeasible fee simple or leasehold title to its properties and material assets owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim, or equitable interest other than such as are not material to the business of the Company. Any real property and facilities held under lease by the Company are held by them under valid, subsisting, and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company.

3.11 Regulatory Permits. Except as would not cause a Material Adverse Effect, the Company and its Subsidiaries possess all material certificates, authorizations, and permits issued by the appropriate federal, state, or foreign regulatory authorities necessary to own their respective businesses, and the Company not has received any written notice of proceedings relating to the revocation or modification of any such certificate, authorization, or permits.

3.12 Absence of Litigation. There is no action, suit, proceeding, inquiry, or investigation before or by any court, public board, government agency, self-regulatory organization, or body pending against or affecting the Company or the Common Stock, wherein an unfavorable decision, ruling, or finding would have a Material Adverse Effect.

3.13 Tax Status. Except as would not have a Material Adverse Effect, the Company (i) has timely made or filed all foreign, federal, and state income and all other tax returns, reports, and declarations required by any jurisdiction to which it is subject, (ii) has timely paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports, and declarations, except those being contested in good faith, and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports, or declarations apply. Except as would not have a Material Adverse Effect, the Company has not received written notification any unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim where failure to pay would cause a Material Adverse Effect.

3.14 Certain Transactions. The Company acknowledges and agrees that the Investor is acting solely in the capacity of an arm’s length investor with respect to this Agreement and the transactions contemplated hereunder. The Company further acknowledges that the Investor is not acting as a financial or investment advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereunder and any advice given by the Investor or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereunder is merely incidental to the Investor’s purchase of the Shares hereunder. The Company acknowledged and agrees that it is capable of evaluating and understanding, and understands and accepts, the terms, risks, and conditions of the transactions contemplated by this Agreement.

3.15 Finder’s Fees. The Company has not incurred any liability for any finder’s fees, brokerage commissions, or similar payments in connection with the transactions herein contemplated.

3.16 Sanctions Matters. Neither the Company, nor any director, officer of the Company nor, to the knowledge of the Company, any employee, agent, Affiliate, or representative of the Company or any director or officer of any of its subsidiary, is a Person that is, or is owned or controlled by a Person that is (i) the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Asset Control (“OFAC”), the United Nations Security Council, the European Union, His Majesty’s Treasury, or other relevant sanctions authorities, including, without limitation, designation on OFAC’s Specially Designated Nationals and Blocked Persons List or OFAC’s Foreign Sanctions Evaders List or other relevant sanctions authority (collectively, “Sanctions”), nor (ii) located, organized, or resident in a country or territory that is the subject of Sanctions that broadly prohibit dealings with that country or territory (including, without limitation, the Crimea region of the Ukraine, Russia, Cuba, Iran, North Korea, Sudan, and Syria (the “Sanctioned Countries”)). The Company will not, directly or, to its knowledge, indirectly, use the proceeds from the sale of Shares, or lend, contribute, or otherwise make available such proceeds to any subsidiary, joint venture partner, or other Person (A) to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions or is a Sanctioned Country, or (B) in any other manner that will result in a violation of Sanctions or Applicable Laws by any Person (including any Person participating in the transactions contemplated by this agreement, whether as underwriter, advisor, investor, or otherwise). For the past one (1) year, the Company has not engaged in, and is now not engaged in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions or was a Sanctioned Country.

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ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

The Investor represents and warrants to the Company that, as of the date hereof, each Advance Notice Date and each Advance Date (other than representations and warranties which address matters only as of a certain date, which shall be true and correct as written as of such certain date), that:

4.1 Organization; Ownership. The Investor, if an entity, is duly organized, validly existing, and in good standing under the laws of its jurisdiction of formation or incorporation and has all requisite power and authority to own, operate, and lease its properties and to carry on its business as it is being conducted on the date of this Agreement.

4.2 Authorization; Sufficient Funds; No Conflicts.

(a) The Investor has full power and authority to execute and deliver this Agreement and the other transaction documents to which it is a party and to consummate the transactions to which it is a party. The execution, delivery, and performance by the Investor of this Agreement, and the other transaction documents to which it is a party, and the consummation of the transactions to which it is a party have been duly authorized by all necessary action on behalf of the Investor. No other proceedings on the part of the Investor are necessary to authorize the execution, delivery, and performance by the Investor of this Agreement and the other transaction documents to which it is a party and the consummation of the transactions to which it is a party. This Agreement and the other transaction documents to which it is a party has been duly and validly executed and delivered by the Investor. This Agreement and the other Transaction Documents to which the Investor is a party is a valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms.

(b) As of the Effective Date, the Investor has or has access to and, as of the Advance Date, the Investor will have cash in immediately available funds sufficient to pay the portion of his, her, or its Commitment Amount as set forth in the Investor Allocation.

(c) The execution, delivery, and performance of this Agreement and the other Transaction Documents to which the Investor is a party by the Investor, the consummation by the Investor of the transactions to which it is a party and the compliance by the Investor with any of the provisions hereof and thereof will not conflict with, violate, or result in a breach of any provision of, or constitute a default under, or result in the termination of or accelerate the performance required by, or result in a right of termination or acceleration under, (i) any provision of the Investor’s organizational documents, if an entity, (ii) any mortgage, note, indenture, deed of trust, lease, license, loan agreement, or other agreement binding upon the Investor, or (iii) any permit, government license, judgment, order, decree, ruling, injunction, statute, law, ordinance, rule, or regulation applicable to the Investor or any of its Affiliates, other than in the cases of clauses (ii) and (iii) as would not reasonably be expected to materially and adversely affect or delay the consummation of the transactions to which it is a party by the Investor.

4.3 Consents and Approvals. No consent, approval, order, or authorization of, or registration, declaration or filing with, or exemption or review by, any Governmental Authority is required on the part of the Investor in connection with the execution, delivery, and performance by the Investor of this Agreement and the other transaction documents to which it is a party and the consummation by the Investor of the transactions to which it is a party, except any consent, approval, order, authorization, registration, declaration, filing, exemption, or review the failure of which to be obtained or made, individually or in the aggregate, would not reasonably be expected to adversely affect or delay the consummation of the transactions to which it is a party by the Investor.

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4.4 Securities Act Representations.

(a) Certain Representations.

(i) The Investor is an accredited investor (as defined in Rule 501 of the Securities Act) and is aware that the sale of the Shares is being made in reliance on a private placement exemption from registration under the Securities Act. The Investor is acquiring the Shares for his, her, or its own account, and not with a view toward, or for sale in connection with, any distribution thereof in violation of any federal or state securities or “blue sky” law, or with any present intention of distributing or selling such Shares in violation of the Securities Act. The Investor has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of his, her, or its investment in such Shares and is capable of bearing the economic risks of such investment. The Investor has been provided a reasonable opportunity to undertake and has undertaken such investigation and has been provided with and has evaluated such documents and information as it has deemed necessary to enable it to make an informed and intelligent decision with respect to the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party. The Investor represents that he, she, or it is not an Affiliate of the Company within the meaning of Rule 144 under the Securities Act, except as disclosed in the SEC Documents.

(ii) Neither the Investor nor any of his, her, or its Affiliates is acting in concert, and neither the Investor nor any of his, her, or its Affiliates has any agreement or understanding, with any Person that is not an Affiliate of the Investor, and is not otherwise a member of a “group” (as such term is used in Section 13(d)(3) of the Exchange Act), with respect to the Company or its securities, in each case, other than in connection with the transactions contemplated in the transaction documents or with respect to any bona fide loan from one or more financial institutions.

(iii) The Investor understands that, until such time as the Shares have been sold pursuant to an effective registration statement under the Securities Act, or the Shares are eligible for resale pursuant to Rule 144 promulgated under the Securities Act without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Shares will bear a restrictive legend substantially as follows: “THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT UNDER ANY CIRCUMSTANCES BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY OTHER APPLICABLE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE SECURITIES LAWS.” Additionally, if required by the authorities of any state in connection with the issuance or sale of the Shares, such Shares shall bear the legend required by such state authority.

(b) Brokers and Finders. The Investor has not retained, utilized, or been represented by, or otherwise become obligated to, any broker, placement agent, financial advisor, or finder in connection with the transactions contemplated by this Agreement and the other transaction documents to which it is party whose fees the Company would be required to pay.

(c) Ownership of Shares. Except as expressly set forth on a previously filed Schedule 13G or Schedule 13D filed on the Electronic Data Gathering, Analysis, and Retrieval system with the SEC, neither the Investor nor any of his, her, or its Affiliates beneficially owns any additional shares of Common Stock (without giving effect to the issuance of the Shares hereunder).

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(d) Regulatory Matters. As of the date of this Agreement, there are no actions, suits, investigations, audits, or other similar proceedings pending or, to the knowledge of the Investor, threatened in writing against the Investor or any of its Affiliates or control persons, which would, or would reasonably be expected to, individually or in the aggregate, materially impair the ability of the Investor to execute or perform his, her, or its material obligations under this Agreement, including consummation of the transactions contemplated hereby, and none of the Investor or any of their Affiliates or control persons has received written notification or, to the knowledge of the Investor, oral notice or communication from any Governmental Authority that such Governmental Authority would oppose the transactions contemplated hereby or refuse to grant or issue his, her, or its consent or approval, if required, with respect to the transactions contemplated hereby. The Investor is not, and is not owned or controlled by, a person or entity that is (i) the subject of any sanctions administered or enforced by OFAC or any other relevant governmental authority, or (ii) located, organized, or resident in a country or territory that is the subject of comprehensive sanctions.

4.5 Conflict of Interest. The Investor represents that neither it nor its Affiliates hold any interest that would reasonably be expected to create a conflict of interest with the Company.

4.6 No Additional Representations.

(a) The Investor acknowledges that the Company does not make any representation or warranty as to any matter whatsoever except as expressly set forth in Article III and in any certificate delivered by the Company pursuant to this Agreement, and specifically, and without limiting the generality of the foregoing, that, except as expressly set forth in Article III and in any certificate delivered by the Company pursuant to this Agreement, the Company makes no representation or warranty with respect to (i) any matters relating to the Company, its business, financial condition, results of operations, prospects, or otherwise, (ii) any projections, estimates, or budgets delivered or made available to the Investor (or any of its Affiliates, officers, directors, employees, or other representatives) of future revenues, results of operations (or any component thereof), cash flows, or financial condition (or any component thereof) of the Company and its Subsidiaries, or (iii) the future business and operations of the Company and its Subsidiaries, and the Investor has not relied on or been induced by such information or any other representations or warranties (whether express or implied or made orally or in writing) not expressly set forth in Article III and in any certificate delivered by the Company pursuant to this Agreement.

(b) The Investor has conducted his, her, or its own independent review and analysis of the business, operations, assets, liabilities, results of operations, financial condition, and prospects of the Company and acknowledges the Investor has been provided with sufficient access for such purposes. The Investor acknowledges and agrees that, except for the representations and warranties expressly set forth in Article III and in any certificate delivered by the Company pursuant to this Agreement, (i) no person has been authorized by the Company to make any representation or warranty relating to itself or its business or otherwise in connection with the transactions contemplated hereby, and if made, such representation or warranty must not be relied upon by the Investor as having been authorized by the Company, and (ii) any estimates, projections, predictions, data, financial information, memoranda, presentations, or any other materials or information provided or addressed to the Investor or any of his, her, or its Affiliates or representatives are not and shall not be deemed to be or include representations or warranties of the Company unless any such materials or information are the subject of any express representation or warranty set forth in Article III of this Agreement and in any certificate delivered by the Company pursuant to this Agreement. In addition, the Investor acknowledges that it is not relying upon, and has not relied upon, any statement, representation, or warranty made by any representative of the Company.

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ARTICLE V

ADDITIONAL COVENANTS

The Company covenants with the Investor, and the Investor covenants with the Company, as follows, which covenants of one party are for the benefit of the other party, during the Commitment Period:

5.1 Compliance with Laws. The Company shall comply in all material respects with all Applicable Laws, including federal and state securities laws, and shall ensure compliance with all applicable Listing Rules of Nasdaq.

5.2 Market Activities. Neither the Company, nor any of its Subsidiaries, nor any of their respective officers, directors, or controlling persons will, directly or indirectly, (i) take any action designed to cause or result in, or that constitutes or might reasonably be expected to constitute or result, in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of Common Stock, (ii) engage in any activity that could reasonably be expected to result in a violation of Listing Rules of Nasdaq or anti-manipulation regulations of the SEC, including Regulation M, or (iii) knowingly pay any third party compensation for soliciting purchases of the Shares that would require disclosure under Nasdaq Listing Rule 5250(b)(3), except as required by Applicable Law or regulation.

5.3 Selling Restrictions. The Investor covenants that during the Commitment Period, neither of the Restricted Persons shall, directly or indirectly, including the Investor, its officers, directors, affiliates, and any entity managed or controlled by the Investor (collectively, the “Restricted Persons” and, each a “Restricted Person”) shall, directly or indirectly: (i) engage in any “short sale” (as such term is defined in Rule 200 of Regulation SHO of the Exchange Act) of the Common Stock, (ii) enter into any agreement or arrangement that has the effect of establishing a net short position with respect to the Common Stock, or (iii) otherwise engage in any market transactions that could reasonably be expected to manipulate or depress the market price of the Common Stock, with respect to each of clauses (i), (ii), and (iii) hereof, either for its own principal account or for the principal account of any other Restricted Person. Notwithstanding the foregoing, it is expressly understood and agreed that nothing contained herein shall be construed to prohibit any Restricted Person during the Restricted Period from: (1) selling “long” (as defined under Rule 200 promulgated under Regulation SHO) the Shares owned and fully paid for, or (2) selling a number of Common Stock equal to the number of Shares that such Restricted Person is unconditionally obligated to purchase under a pending Advance Notice and has not yet received from the Company or its transfer agent pursuant to this Agreement, provided that such sales comply with applicable securities laws and Listing Rules of Nasdaq. The Investor shall provide the Company with such documentation as the Company may reasonably request to verify compliance with this Section 5.3.

5.4 Assignment. Neither this Agreement nor any rights or obligations of the parties hereto may be assigned to any other Person; provided, however, that the Company may assign this Agreement, or any of its rights or obligations hereunder, to any of its Affiliates, successors, or in connection with a merger, consolidation, sale of all or substantially all of its assets, or other similar corporate transaction without the prior written consent of the Investors; provided, further, that any Investor may assign its rights or obligations under this Agreement to any other Person, subject to the prior written consent of the Company, provided that such Person executes and delivers a joinder agreement substantially in the form attached hereto as Exhibit C (“Joinder Agreement”) agreeing to be bound by the terms and conditions of this Agreement.

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5.5 Standstill. The Investor agrees that during the Standstill Period, it shall not, and shall cause each of its Affiliates not to, directly or indirectly, in any manner, alone or in concert with others take any of the following actions without the prior consent of the Company:

(a) make, engage in, or in any way participate in any “solicitation” of proxies (as such terms are used in the proxy rules of the SEC but without regard to the exclusion set forth in Rule 14a-1(l)(2)(iv)), or consents to vote with respect to any consent of holders of Common Stock, or seek to advise, encourage, or influence any person with respect to the voting of any securities of the Company for the election of individuals to the Board or to approve any proposals submitted to a vote of the shareholders of the Company that have not been authorized and approved, or recommended for approval, by the Board, or become a “participant” in any contested “solicitation” (as such terms are defined or used under the Exchange Act) for the election of directors with respect to the Company, other than a “solicitation” or acting as a “participant” in support of all of the nominees of the Board at any shareholder meeting, or make or be the proponent of any stockholder proposal (pursuant to Rule 14a-8 under the Exchange Act or otherwise);

(b) form, join, encourage, influence, advise, or in any way participate in any “group” (as such term is defined in Section 13(d)(3) of the Exchange Act) with any persons who are not its Affiliates with respect to any securities of the Company or otherwise in any manner agree, attempt, seek, or propose to deposit any securities of the Company or any securities convertible or exchangeable into or exercisable for any such securities in any voting trust or similar arrangement, or subject any securities of the Company to any arrangement or agreement with respect to the voting thereof, except as expressly permitted by this Agreement;

(c) acquire, offer, or propose to acquire, or agree to acquire, directly or indirectly, whether by purchase, tender, or exchange offer, through the acquisition of control of another person, by joining a partnership, limited partnership, syndicate, or other group (including any group of persons that would be treated as a single “person” under Section 13(d) of the Exchange Act), through swap or hedging transactions or otherwise, any securities of the Company or any rights decoupled from the underlying securities that would result in the Investor (together with its Affiliates), owning more than 19.99% of the Company’s Common Stock.

(d) offer or propose to effect, or intentionally assist or facilitate any other person to offer or propose to effect any tender or exchange offer, merger, consolidation, acquisition, scheme of arrangement, business combination, recapitalization, reorganization, sale, or acquisition of all or substantially all assets, liquidation, dissolution, or other extraordinary transaction involving the Company or any of its Subsidiaries or joint ventures or any of their respective securities (each, an “Extraordinary Transaction”); provided, however, that this clause shall not preclude the vote by the Investor or any of its Affiliates of any voting securities of the Company with respect to any Extraordinary Transaction in accordance with the recommendation of the Board;

(e) (i) call or seek to call any meeting of shareholders of the Company, including by written consent, (ii) seek representation on the Board, except as expressly set forth herein, (iii) seek the removal of any member of the Board, (iv) solicit consents from shareholders or otherwise act or seek to act by written consent with respect to the Company, (v) conduct a referendum of shareholders of the Company, or (vi) make a request for any stockholder list, whether pursuant to Section 21.218 of the Texas Business Organizations Code or otherwise;

(f) take any action in support of or make any proposal or request that constitutes (i) controlling or changing the Board or management of the Company, including any plans or proposals to change the number or term of directors or to fill any vacancies on the Board, or (ii) any other material change in the Company’s management, business, or corporate structure;

(g) make or issue, or cause to be made or issued, any public disclosure, announcement, or statement regarding any intent, purpose, plan, or proposal with respect to the Board, the Company, its management, policies, or affairs, any of its securities or assets or this Agreement that is inconsistent with the foregoing; or

(h) publicly announce an intention to do, or to enter into any discussions, negotiations, agreements, or understandings with any third-party with respect to, any of the foregoing, or advise, assist, knowingly encourage, or seek to persuade any third-party to take any action or make any statement with respect to any of the foregoing.

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The restrictions set forth in this Section 5.5 shall survive any termination of this Agreement.

5.6 Hardship. In the event the Company provides an Advance Notice and the Investor fails to perform its obligations as mandated in Section 2, the Investor agrees that in addition to any other remedy to which the Company is entitled at law or in equity, including, without limitation, specific performance, it will hold the Company harmless against any and all losses, claims, damages, liabilities, costs, and expenses (including, without limitation, attorneys’ fees and disbursements, court costs, and any consequential damages), whether direct or indirect, foreseeable or unforeseeable, as incurred, arising out of or in connection with such default by the Investor and acknowledges that irreparable damage may occur in the event of any such default. It is accordingly agreed that the Company shall be entitled to an injunction or injunctions to prevent such breaches of this Agreement and to specifically enforce (subject to the Securities Act and other rules of the Principal Market), without the posting of a bond or other security, the terms and provisions of this Agreement.

5.7 Registration and Listing. During the Commitment Period, the Company shall use its commercially reasonable efforts to cause the Common Stock to continue to be registered as a class of securities under Sections 12(b) of the Exchange Act, and to comply with its reporting and filing obligations under the Exchange Act, and shall not take any action or file any document (whether or not permitted by the Securities Act or the Exchange Act) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act or Securities Act, except as permitted herein. The Company shall use its commercially reasonable efforts to continue the listing and trading of its Common Stock and the listing of the Shares purchased by the Investor hereunder on the Principal Market and to comply with the Company’s reporting, filing, and other obligations under the rules and regulations of the Principal Market. The Company shall not take any action which could be reasonably expected to result in the delisting or suspension of the Common Stock on the Principal Market. If the Company receives any final and non-appealable notice that the listing or quotation of the Common Stock on the Principal Market shall be terminated on a date certain, the Company shall promptly, and in any case within twenty-four (24) hours, notify the Investor of such fact in writing and shall use its commercially reasonable efforts to cause the Common Stock to be listed or quoted on another stock market in the United States. The Investor shall not take any action, directly or indirectly, that could reasonably be expected to jeopardize the Company’s compliance with its registration and listing obligations.

5.8 Private Placement Compliance. The Company shall ensure that any issuance of the Shares is conducted in compliance with applicable securities laws. The Company shall provide the Investor with documentation as reasonably requested to confirm compliance with Section 4(a)(2) of the Securities Act, Rule 506 of Regulation D, or any other applicable exemptions from registration, in connection with the transfer of any Shares issued pursuant to this Agreement to any third party, including, without limitation, legal opinions. The Investor agrees to provide any necessary information, representations, and certifications as reasonably requested by the Company to facilitate compliance with applicable exemptions from registration under federal and state securities laws. The Investor further agrees to cooperate with the Company in any required regulatory filings or due diligence processes related to such compliance.

ARTICLE VI

CONDITIONS AND CERTIFICATIONS RELATED TO ADVANCE NOTICES

6.1 Conditions Precedent to the Right of the Company to Deliver an Advance Notice. The right of the Company to deliver an Advance Notice and the obligations of the Investor hereunder with respect to an Advance is subject to the satisfaction by the Company, on each Advance Notice Date (a “Condition Satisfaction Date”), of each of the following conditions:

(a) Accuracy of the Company’s Representations and Warranties. The representations and warranties of the Company in this Agreement shall be true and correct in all material respects except for such representations and warranties that expressly speak as of an earlier date, which shall remain true and correct as of such earlier date.

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(b) Shareholder Approval. Shareholder Approval must have been obtained and the corporate action relating to the Shareholder Approval shall be deemed effective in accordance with applicable SEC rules and regulations. “Shareholder Approval” means the approval by the shareholders of the Company, in accordance with Applicable Law and the Texas Business Organizations Code, of the issuance of all Shares issuable pursuant to this Agreement, including any potential issuance of Shares requiring approval by the shareholders in order to comply with the Listing Rules of Nasdaq.

(c) Performance by the Company. The Company shall have performed, satisfied, and complied in all material respects with all applicable covenants, agreements, and conditions required by this Agreement to be performed, satisfied, or complied with by the Company at or prior the applicable Condition Satisfaction Date.

(d) No Injunction. No statute, rule, regulation, executive order, decree, ruling, or injunction shall have been enacted, entered, promulgated, or endorsed by any court or Governmental Authority of competent jurisdiction that prohibits or directly, materially, and adversely affects any of the transactions contemplated by this Agreement.

(e) No Suspension of Trading in or Delisting of Common Stock. The Common Stock is quoted for trading on the Principal Market and all of the Common Stock issuable pursuant to such Advance Notice will be listed or quoted for trading on the Principal Market. The issuance of Common Stock with respect to the applicable Advance Notice will not violate the shareholder approval requirements of the Principal Market.

(f) Authorized. There shall be a sufficient number of authorized and unissued and otherwise unreserved Shares for the issuance of all of the Shares issuable pursuant to such Advance Notice during the Commitment Period.

(i) Executed Advance Notice. The representations contained in the applicable Advance Notice shall be true and correct in all material respects as of the applicable Condition Satisfaction Date.

By accepting an Advance Notice, the Investor hereby certifies that the representations and warranties set forth in Article IV remain true and correct in all material respects as of the date of such Advance Notice. The Investor further acknowledges that, upon the Company’s request, the Investor shall promptly provide a signed written certification in a form reasonably satisfactory to the Company, confirming the accuracy of such representations and warranties. The failure of such representations and warranties to remain true, or the failure of the Investor to provide such written certification upon request, shall constitute an event of default under this Agreement.

ARTICLE VII

TERMINATION

7.1 Termination.

(a) Unless earlier terminated as provided hereunder, this Agreement shall terminate automatically with respect to an Investor on the earlier date of: (i) the date on which such Investor shall have made payment of Advances pursuant to this Agreement for Common Stock equal to their respective portion of the Commitment Amount; and (ii) the expiration of the Commitment Period. The Agreement shall remain in effect for any remaining Investors until the full Commitment Amount has been utilized or the Agreement is otherwise terminated in accordance with its terms.

(b) The Company may terminate this Agreement with respect to any specific Investor (i) effective upon five (5) Trading Days’ prior written notice to such Investor, without liability or penalty, provided that there are no outstanding Advance Notices under which any Shares have yet to be issued to such Investor; or (ii) immediately upon written notice if (A) such Investor materially breaches any representation, warranty, or covenant under this Agreement or fails to comply with any applicable securities laws or the Listing Rules of Nasdaq, if applicable, or (B) such Investor becomes subject to any bankruptcy, insolvency, or similar proceeding.

15

(c) This Agreement may be terminated at any time by the mutual written consent of the Company and the affected Investor(s), effective as of the date of such mutual written consent unless otherwise provided therein. The termination of this Agreement with respect to any Investor shall not affect the obligations of the remaining Investors under this Agreement.

(d) Nothing in this Section 7.1 shall be deemed to release any Investor from liability for any prior breach of this Agreement or to impair the Company’s right to seek injunctive relief, damages, or other equitable remedies, including the right to compel specific performance of such Investor’s obligations under this Agreement.

ARTICLE VIII

INDEMNIFICATION

8.1 Indemnification by Investor. In consideration of the Company’s execution and delivery of this Agreement, and in addition to all of each Investor’s other obligations under this Agreement, each Investor, severally and not jointly, shall indemnify, defend, and hold harmless the Company and its affiliates, officers, directors, shareholders, employees, agents, successors, and assigns (collectively, the “Company Indemnitees”), from and against any and all claims, liabilities, losses, damages, penalties, costs, and expenses, including, without limitation, reasonable and documented attorneys’ fees and expenses (collectively, “Indemnified Liabilities”), incurred by any Company Indemnitee arising out of, resulting from, or relating to: (i) any misrepresentation or breach of any representation, warranty, or covenant made by the Investor in this Agreement or any certificate or document delivered pursuant hereto; (ii) any violation or alleged violation of applicable securities laws, stock exchange rules, or other legal requirements by the Investor in connection with its sale, disposition, or transfer of the Shares; and (iii) any claim brought against the Company as a result of the Investor’s failure to comply with its obligations under this Agreement or any misrepresentation made to third parties regarding the Investor’s interest in the Shares. To the extent that the foregoing indemnification may be unenforceable under applicable law, the Investor shall contribute the maximum amount permissible under applicable law to the payment and satisfaction of any Indemnified Liabilities.

8.2 Indemnification by Company. Subject to the limitations set forth herein, the Company shall indemnify and hold harmless the Investor, its affiliates, officers, directors, managers, members, partners, employees, and agents (collectively, the “Investor Indemnitees”) from and against any Indemnified Liabilities incurred by the Investor Indemnitees solely to the extent arising from: (i) any material misrepresentation or breach of any material representation or warranty expressly made by the Company in this Agreement; (ii) any failure by the Company to comply with its SEC reporting obligations necessary to maintain the registration of the Shares, provided such failure is not due to any act or omission of the Investor; and (iii) any violation by the Company of federal or state securities laws in connection with the offer and sale of the Shares, excluding any such violations resulting from actions or omissions by the Investor. Notwithstanding the foregoing, the Company’s indemnification obligations shall not apply to any losses arising from changes in market conditions, actions or omissions of the Investor, or any misrepresentations made by the Investor in connection with its participation under this Agreement.

8.3 Notice of Claim. Promptly after receipt by an Indemnitee of notice of the commencement of any action or proceeding, including, without limitation, any governmental action, involving an Indemnified Liability, such Indemnitee shall, if a claim for indemnification is to be made under this Article IX, deliver written notice of the commencement thereof to the indemnifying party. Failure to promptly notify the indemnifying party shall not relieve it of liability hereunder except to the extent that such failure materially prejudices the indemnifying party’s ability to defend the claim. The indemnifying party shall have the right to assume control of the defense of such action with mutually agreed counsel; provided, however, that the Indemnitee shall have the right to retain its own counsel at its own expense if separate representation is required due to a conflict of interest. The Indemnitee shall cooperate fully with the indemnifying party in defense of any such claim. No indemnifying party shall be liable for any settlement of any claim without its prior written consent, which shall not be unreasonably withheld.

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8.4 Remedies. The indemnification remedies provided in this Article IX shall be the sole and exclusive remedies available to the parties hereto with respect to the subject matter herein and shall survive the expiration or termination of this Agreement.

8.5 Limitation of Liability. Notwithstanding anything to the contrary in this Agreement, no party shall be liable to any other party for any punitive, special, incidental, or consequential damages, except to the extent such damages are awarded to a third party in connection with a third-party claim for which indemnification is provided under this Agreement. The total indemnification liability of the Company under this Agreement shall not exceed the aggregate amount of proceeds received from the Investors.

ARTICLE IX

MISCELLANEOUS

9.1 Non-Exclusive Agreement. Notwithstanding anything contained herein, this Agreement is non-exclusive, and the Company may, at any time throughout the term of this Agreement and thereafter, issue and allot, or undertake to issue and allot, any shares, convertible notes, bonds, debentures, options to acquire shares, or other securities or other facilities which may be converted into or replaced by Common Stock or other securities of the Company, and to extend, renew, or recycle any bonds or debentures, or grant any rights with respect to its existing or future share capital.

9.2 Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without regard to the principles of conflict of laws. The parties hereto further agree that any action between them shall be heard in New York County, New York, and expressly consent to the jurisdiction and venue of the Supreme Court of New York, sitting in New York County, New York and the United States District Court of the Southern District of New York, sitting in New York, New York, for the adjudication of any civil action asserted pursuant to this Agreement.

9.3 Notices. Other than with respect to Advance Notices, which must be in writing and will be deemed delivered on the day set forth in Section 2.1, any notice, request, instruction, consent, or other communication to be given hereunder by any party hereto to the other parties shall be in writing and shall be deemed duly given when delivered personally or one (1) business day after being sent by overnight courier or three (3) business days after being sent by registered or certified mail, postage prepaid, or when sent by email transmission, to the addresses or e-mails as provided by the other parties or to such other Persons as may be designated in writing in accordance with this Section by the party to receive such notice.

9.4 Counterparts. This Agreement may be executed in identical counterparts, both which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party hereto and delivered to the other party. Facsimile or other electronically scanned and delivered signatures, including by e-mail attachment, shall be deemed originals for all purposes of this Agreement.

9.5 Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between the Investor, the Company, their respective Affiliates, and persons acting on their behalf with respect to the matters discussed herein, and this Agreement contains the entire understanding of the parties with respect to the matters covered herein and, except as specifically set forth herein, neither the Company nor the Investor makes any representation, warranty, covenant, or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the parties to this Agreement; provided, however, in the event of the admission of additional investors pursuant to a Joinder Agreement, Schedule 2.1 shall be automatically amended and incorporated into this Agreement without the need for further action by the parties to reflect the addition of the additional investor’s name and the portion allocated to such investor, and such investor shall be bound by all terms and conditions set forth in this Agreement.

9.6 Further Assurances. Each party hereto agrees to execute and deliver such additional documents, instruments, and agreements, and to take such further actions as may be reasonably necessary or appropriate to carry out the provisions and purposes of this Agreement and to comply with all applicable legal and regulatory requirements, including without limitation, providing additional documentation required to satisfy the conditions of Section 4(a)(2) of the Securities Act, Rule 506 of Regulation D, or any other applicable exemptions from registration, if applicable.

9.7 Severability. If any provision of this Agreement is determined to be invalid, illegal, or unenforceable, the remaining provisions of this Agreement shall remain in full force and effect; provided that the economic and legal substance of, any of the transactions contemplated herein is not affected in any manner materially adverse to any party hereto. In the event of any such determination, the parties agree to negotiate in good faith to modify this Agreement to fulfill as closely as possible the original intent and purpose hereof. To the extent permitted by law, the parties hereby to the same extent waive any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Standby Equity Purchase Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

COMPANY

INNO HOLDINGS INC.,
a Texas corporation

By:	/s/ Ding Wei
Name:	Ding Wei
Title:	CEO

Signature Page to Standby Equity Purchase Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Standby Equity Purchase Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

INVESTOR

/s/ [############################]
[############################]

Signature Page to Standby Equity Purchase Agreement

SCHEDULE 2.1

INVESTOR ALLOCATION

(See attached.)

S.2.1-1

EXHIBIT A

FORM OF ADVANCE NOTICE

INNO HOLDINGS INC.

Dated:	Advance Notice Number: _______

The undersigned ,__________, hereby certifies, with respect to the sale of Common Stock of Inno Holdings Inc. (the “Company”) issuable in connection with this Advance Notice, delivered pursuant to that certain Standby Equity Purchase Agreement dated as of [*], 2025 (the “Agreement”), as follows (with capitalized terms used herein without definition having the same meanings as given to them in the Agreement):

1.	The undersigned is the duly elected _________ of the Company.

2.	The Company has complied with all applicable securities laws, including Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D, and has obtained the necessary investment representations from the Investor.

3.	The Company has performed in all material respects all covenants and agreements to be performed by the Company contained in this Agreement on or prior to the Advance Notice Date. All conditions to the delivery of this Advance Notice are satisfied as of the date hereof.

4.	The number of Advance Stock the Company is requesting is_____________.

5.	The Common Stock Price is __________.

The undersigned has executed this Advance Notice as of the date first set forth above.

INNO HOLDINGS INC.

By:

Please deliver this Advance Notice by email to:

Email: __________________

Attention: __________________

Confirmation Telephone Number: __________________

A-1

EXHIBIT B

FORM OF SETTLEMENT DOCUMENT

VIA EMAIL

INNO HOLDINGS INC.

Attn:

Email:

Below please find the settlement information with respect to the Advance Notice Date of:

1.	Number of Advance Stock requested in the Advance Notice:

2.	Common Stock Price:

3.	Number of Advance Stock due to the Investor:

4.	Total Purchase Price due to Company:

B-1

EXHIBIT C

JOINDER AGREEMENT

THIS JOINDER AGREEMENT (this “Agreement”) is made entered into and made effective as of ______________, 202__, by and between INNO HOLDINGS INC., a Texas corporation (the “Company”), and the undersigned investor (the “Investor”), with respect to that certain Standby Equity Purchase Agreement dated as of [*], 2025 (the “SEPA”).

1. Joinder. By signing below, the Investor acknowledges and agrees to be bound by all the terms and conditions of the SEPA as if the Investor were an original signatory thereto. The Investor Allocation in Schedule 2.1 of the SEPA is hereby amended to include the undersigned Investor’s portion in the amount equal to $[*].

2. Investor’s Commitment. The Investor agrees to comply with the obligations, covenants, and terms set forth in the SEPA, and confirms that the Investor’s allocation, commitment, and other details, as applicable, will be incorporated into the SEPA. The Investor agrees to comply with the obligations, covenants, and terms set forth in the SEPA, and confirms that the Investor’s allocation, commitment, and other details, as applicable, will be incorporated into the SEPA.

3. Representation. The Investor represents that it has the authority to enter into this Agreement and that it has received a copy of the SEPA, and understands its terms, and is willing to be bound by them.

4. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

5. Execution. This Agreement may be executed in one or more counterparts, which together shall constitute a single instrument.

IN WITNESS WHEREOF, the undersigned have executed this Joinder Agreement as of the date first written above.

INVESTOR

[*]

ACCEPTED AND ACKNOWLEDGED:

COMPANY

INNO HOLDINGS INC.,

a Texas corporation

By:
Name:
Title:

C-1